UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2008
SANTARUS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-50651	33-0734433
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3721 Valley Centre Drive, Suite 400, San Diego, CA 92130
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (858) 314-5700
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement.
     On May 6, 2008, Santarus, Inc. (“Santarus”) and C.B. Fleet Company, Incorporated (“Fleet”) entered into an amendment (the “Amendment”) to their Co-Promotion Agreement dated August 24, 2007 (the “Agreement”) regarding the co-promotion by Santarus of the Fleet® Phospho-soda® EZ-Prep™ Bowel Cleansing System (the “Product”) to gastroenterologists in the U.S. The Product is a system for bowel preparation used prior to a medical procedure or examination, such as a colonoscopy.
     The Amendment increases the maximum number of sales calls for which Santarus is eligible to receive co-promotion fees from Fleet and specifies the maximum number of sales calls on a monthly basis. The increase in the maximum number of sales calls increases the maximum amount of co-promotion fees that Santarus is eligible to receive from approximately $3.0 million to approximately $4.8 million over the one-year term of the Agreement.
     The Amendment also shortens the notice period for either party to terminate the Agreement without cause from 120 days to 45 days. Pursuant to the terms of the Amendment, in the event Fleet terminates the Agreement without cause, it will be obligated to pay Santarus any potential co-promotion fees not yet paid under the Amendment.
Item 2.02. Results of Operations and Financial Condition.
     On May 7, 2008, Santarus issued a press release announcing its financial results for the quarter ended March 31, 2008. A copy of this press release is attached hereto as Exhibit 99.1.
     In accordance with General Instruction B.2. of Form 8-K, the information under this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
     (c)       Exhibits.

10.1+	Amendment No. 1 to Co-Promotion Agreement, dated May 6, 2008, between Santarus, Inc. and C.B. Fleet Company, Incorporated

99.1	Press Release, dated May 7, 2008

+	Application has been made to the Securities and Exchange Commission to seek confidential treatment of certain provisions. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTARUS, INC.
Date: May 7, 2008
	By:	/s/ Gerald T. Proehl
Name: Gerald T. Proehl
Title: President and Chief Executive Officer

EXHIBIT INDEX

10.1+	Amendment No. 1 to Co-Promotion Agreement, dated May 6, 2008, between Santarus, Inc. and C.B. Fleet Company, Incorporated

99.1	Press Release, dated May 7, 2008

+	Application has been made to the Securities and Exchange Commission to seek confidential treatment of certain provisions. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.